HIGH INCOME

                             ---------------------

                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              March 31, 2002

High Income
Opportunity
Fund Inc.

[PHOTO OMITTED]                        [PHOTO OMITTED]

HEATH B.                               JOHN C.
MCLENDON                               BIANCHI, CFA

Chairman                               Vice President

Dear Shareholder,

We are pleased to provide the semi-annual report for the High Income Opportunity Fund Inc. ("Fund") for the period ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

During the past six months, the Fund distributed income dividends to shareholders totaling $0.41 per share, a decrease of $0.15 from the $0.56 dividend paid during the previous semi-annual period. This decline in dividends, implemented in two steps over the course of the past six months(1), was the result of a combination of factors. The most significant of these factors was the Fund's attempt to assume a more defensive portfolio posture throughout 2001. It was, in effect, a move to "higher ground" amid the storm of a worsening economic environment, declining interest rates, and continued deterioration in the overall credit quality of the high yield market.

One of these defensive moves, in light of the worsening economic environment, was the deliberate attempt to re-focus the portfolio on higher rated though lower-yielding credits. This continued focus on quality was somewhat obscured by the ongoing deterioration of high yield credits. It could be likened to standing on shifting sand as the wave sweeps back into the ocean. As the Fund added higher rated issues to the portfolio, it also experienced some credit deterioration on existing holdings. While comfortable with the portfolio's current rating allocations, the progress on upgrading credit quality was slower than originally anticipated.

----------
(1) A third dividend cut was implemented in April 2002, reducing the dividend to $0.057 cents per share per month.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

Interest rates also impacted the earning ability of the Fund's portfolio. Under normal circumstances, the interest rate cuts to the federal funds rate (an important benchmark for short-term interest rates) would not have had a great impact on the Fund. However, the portfolio averaged higher cash positions than ordinary as the ongoing process of repositioning the holdings out of deteriorating issues and sectors continued. Given the extremely low short-term interest rates in the second half of 2001, the higher cash positions hindered the earnings rate of the Fund.

The cumulative impact of these factors culminated in a reduced earnings rate for the portfolio and therefore reduced dividends paid by the Fund, and also impacted its total return performance for the year. The table below shows the annualized distribution rates and six-month total return based on the Fund's March 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(2)

           Price                        Annualized                  Six-Month
         Per Share                 Distribution Rate(3)          Total Return(3)
        ------------               --------------------          ---------------
        $7.12 (NAV)                        9.61%                       5.29%
        $7.59 (NYSE)                       9.01%                      10.08%

In comparison, the Lipper Inc. ("Lipper")(4) peer group, the high-current-yield closed-end funds category, returned 3.56% for the same period.

----------
(2) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
      (NYSE) price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.057 for twelve months. This rate is as of April 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(4) Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2002, calculated among 7 funds in the high-current-yield closed-end funds category.


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2                                        2002 Semi-Annual Report to Shareholders

Market Summary(5)

During the first quarter, the high-yield market continued to trade in a narrow price range after having advanced strongly in the fourth quarter of last year. After a weak February, the high-yield market recovered in March and was up approximately 2.00% for the first quarter, with modest price declines offset by interest income.

The high-yield market has continued to be influenced by the numerous economic crosscurrents. On one hand, an economic recovery continues to manifest itself, with strong consumer confidence translating into buoyant retail sales. The manufacturing side of the economy has also improved as companies continue to restock depleted inventories. The remaining questions are how much economic activity will moderate in the second half of the year, and what impact that moderation will have on corporate profits.

Since we believe a large number of companies are still carrying excessive amounts of debt in the face of anemic profitability, we would be surprised to see a strong rebound in capital expenditures over the rest of this year. We think companies will continue to focus on expense reduction through downsizing as well as debt reduction. In our view, the equity market has continued to reflect this mixed outlook with increased volatility and erratic price performance throughout the first quarter of this year.

For the past 12 months, the high-yield market has generated only modestly positive total returns, driven by average price declines of around 10%, offset by 11-12% interest income. Consequently, the Fund generated negative results for the past 12 months. The Fund was more negatively impacted by its higher than average exposure to the telecommunications sector, especially in the first half of 2001. This overweight in telecommunications clearly cost us relative performance in 2001. By the end of the third quarter of last year, we had aggressively repositioned the Fund by sharply reducing its telecommunications exposure and by adding to a broad cross section of industries that we feel are poised to benefit from improving economic trends. Our fourth-quarter total-return performance, which exceeded 5%, clearly reflected our more balanced position.

----------
(5) Please note that the statistical performance information that appears in the following section of this report is compiled by Smith Barney Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results or investment advice.


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High Income Opportunity Fund Inc.                                              3

Our first-quarter results were modestly below the benchmark Bear Stearns High Yield Index(6) because of our slight overweight positions in the cable, wireless telecommunications and utilities sectors, especially the independent power producers. We modestly rebalanced our remaining wireless telecommunications positions in the first quarter, bringing our position to a slight underweight relative to the index, but maintained our cable and utility positions on the belief they would recover over the course of this year.

In response to the weak economic trends that persisted in the latter part of last year, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates further in the fourth quarter by another 125 basis points(7), or 1.25%, to 1.75%. Short-term interest rates have not been this low since the early 1960s. It appears that given the modest improvement in the economy in the fourth quarter of last year and the first quarter of this year, the Federal Reserve has decided to move to a neutral posture on monetary policy. Many economists are actually looking for the Fed to begin increasing short-term interest rates by June. We believe that move may be postponed if economic activity moderates for the remainder of the second quarter.

After falling precipitously in September, the U.S. equity market recovered most of its losses, but generated mixed results for the first quarter of 2002. For example, technology stocks (as represented by the Nasdaq Composite Index) generated losses exceeding 5%, while large-cap stocks (as represented by the Dow Jones Industrial Average) were up a modest 4%. In the first half of April (after the close of the Fund's semi-annual reporting period), the equity markets deteriorated even further as investors continued to question the strength and durability of the fledgling economic recovery.

There is continued debate over whether the current recovery will strengthen or whether a renewed downturn may occur sometime this year. Many individuals and corporations are still carrying heavy debt loads and have not had time to pay off enough debt. This puts the economy on weak footing since there is not enough pent-up demand on either the consumer or corporate level. While businesses have reduced inventory levels to manageable levels, they may be less inclined to rebuild inventories if consumer demand were to stagnate. In addition, another potential terrorist event would further destabilize consumer and business confidence. Consequently, we are not expecting a dramatic improve-

----------
(6) The Bear Stearns High Yield Index is a comprehensive measure of the high-yield market, composed of more than 1,400 high-yield securities across a wide spectrum of industries. The Bear Stearns High Yield Index is 100% rules based and trader priced. Please note that an investor cannot invest directly in an index.
(7)   A basis point is 0.01%, or one one-hundredth of a percent.


--------------------------------------------------------------------------------
4                                        2002 Semi-Annual Report to Shareholders
ment in corporate profits and overall economic growth, but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely positive for the high-yield market.

During the fourth quarter of 2001, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury security prices declined by 3-6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross section of the more cyclical high-yield basic material, industrial and consumer-cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in the fourth quarter of 2001 and the first quarter of 2002. The best performing sectors over the past three-, six- and 12-month periods have included consumer cyclical and noncyclicals, capital goods manufacturing, energy and basic materials. The worst performing sectors have been utilities and telecommunications. The performance differential between these sectors for the past 12 months was more than 50%, with the better performing sectors generating total returns in the 10-20% range and the worst performing sectors generating total returns in the negative 25-50% range.

Given the modest improvement in the high-yield bond market, even with a meaningful backup in yield in the Treasury market, we believe the high-yield market is still trading at depressed valuations with yield spreads(8) over U.S. Treasuries exceeding 700 basis points. Yield spreads peaked in the month of September at 1,000 basis points above U.S. Treasuries. These levels were last approached in the last recession in 1990. Cumulative 12-month default rates peaked in January at around 11% and are now declining. We believe default rates will continue to gradually decline over the remainder of this year.

Portfolio Strategy

In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We continued to cut our exposure to lower rated issues and continued to add higher rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality enabled us to avoid almost all of the defaults

----------
(8) Yield spread is the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5
occurring in the high-yield market in 2001. This strategy was somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. As indicated above, we slashed our telecommunications positions that we felt were vulnerable to further deterioration. At the same time, we continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the portfolios, emphasizing the better quality and more defensive companies in healthcare, cable TV, media, operating utilities and regional gaming.

The net result of this cautious strategy was the buildup of cash in the Fund, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generate a lower amount of income. During the fourth quarter, we began to more aggressively invest in the more economically sensitive sectors such as consumer cyclical and noncyclical industries, basic materials and capital-goods manufacturing. We still concentrated on the higher quality companies within these sectors.

During the first quarter of 2002, we have continued to invest across a broad cross section of better quality industrial and consumer bonds that have provided yield premiums over other fixed-income securities such as U.S. Treasuries and federal agencies. Our goal is to be well-diversified across a number of economically sensitive sectors to take advantage of the economic recovery in 2002. We have continued to re-deploy cash back into the high-yield market, gradually adding to some of the better quality BB/Ba and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. We have invested most of our cash reserves and are carrying only a nominal cash position. As we develop more confidence in the 2002 economic outlook, we will look to pick up additional yield by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors.

In summary, we remain confident the high-yield market will gradually recover over the next two to three years. We will seek to position the Fund in bonds that we believe have the most upside price potential. These tend to be the deeper discount issues of the better quality companies.


--------------------------------------------------------------------------------
6                                        2002 Semi-Annual Report to Shareholders

Should you have any questions about the High Income Opportunity Fund Inc., please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi

Heath B. McLendon                      John C. Bianchi, CFA
Chairman                               Vice President

April 16, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.


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High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

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--------------------------------------------------------------------------------
8                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
CORPORATE BONDS AND NOTES -- 98.4%
Advertising/Marketing -- 0.2%
    905,000       B3*   Ackerley Group Inc., Sr. Sub. Notes, Series B,
                           9.000% due 1/15/09                                         $    986,450
--------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.8%
                        BE Aerospace, Inc., Sr. Sub. Notes, Series B:
  1,375,000       B        8.000% due 3/1/08                                             1,258,125
    950,000       B        8.875% due 5/1/11                                               883,500
  1,600,000       B-    Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09                                           1,640,000
--------------------------------------------------------------------------------------------------
                                                                                         3,781,625
--------------------------------------------------------------------------------------------------
Airlines -- 3.0%
  2,085,000       B     Air Canada, Sr. Notes, 10.250% due 3/15/11                       1,636,725
  9,956,016       BB    Airplanes Pass-Through Trust, Series D,
                           Company Guaranteed, 10.875% due 3/15/12                       1,792,083
                        Continental Airlines, Inc., Pass-Through Certificates:
  1,290,691       A        Series 974B, 6.900% due 1/2/17                                1,163,456
    350,353       A        Series 981B, 6.748% due 3/15/17                                 315,247
  1,555,000       BBB      Series 99-2, 7.434% due 9/15/04                               1,453,715
    673,650       BBB      Series 00-2, 8.312% due 4/2/11                                  611,109
    960,227       BBB+     Series 01-1, 7.033% due 6/15/11                                 870,345
    847,354       AA-      Series 01-1, 6.703% due 6/15/21                                 791,668
  1,750,000       BB+      Series D, 7.568% due 12/1/06                                  1,524,389
                        United Air Lines, Pass-Through Certificates:
    973,920       BBB+     Series 00-1, 8.030% due 7/1/11                                  807,560
  2,268,135       A-       Series 00-2, 7.811% due 10/1/09                               1,890,298
  1,045,000       BBB-     Series 01-1, 6.831% due 9/1/08                                  738,382
    460,000       A-       Series 01-1, 6.932% due 9/1/11                                  361,463
    952,965       A-    US Airways, Pass-Through Trust, Series 99-1,
                           8.360% due 1/20/19                                              879,056
--------------------------------------------------------------------------------------------------
                                                                                        14,835,496
--------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.9%
                        AES Corp.:
  1,735,000       Ba1*     Sr. Notes, 8.750% due 12/15/02                                1,622,225
  6,680,000       Ba2*     Sr. Sub. Notes, 10.250% due 7/15/06                           4,575,800
                        Calpine Corp.:
  3,155,000       BB+      Company Guaranteed, 8.500% due 5/1/08                         2,519,441
    870,000       BB+      Sr. Notes, 8.750% due 5/15/07                                   679,397
  6,590,000       BB+      Sr. Notes, 8.625% due 8/15/10                                 5,181,625
--------------------------------------------------------------------------------------------------
                                                                                        14,578,488
--------------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.1%
                        Levi Strauss Co.:
    955,000       BB-      Notes, 7.000% due 11/1/06                                       883,375
    750,000       BB-      Sr. Notes, 11.625% due 1/15/08                                  785,625

                       See Notes to Financial Statements.


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High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Apparel/Footwear -- 1.1% (continued)
  1,060,000       BBB-  Tommy Hilfiger USA Inc., Company Guaranteed,
                           6.500% due 6/1/03 (b)                                      $  1,052,426
  1,360,000       B-    Tropical Sportswear International Corp., Series A,
                           Company Guaranteed, 11.000% due 6/15/08 (b)                   1,378,700
  1,195,000       B-    William Carter, Series B, Company Guaranteed,
                           10.875% due 8/15/11                                           1,275,663
--------------------------------------------------------------------------------------------------
                                                                                         5,375,789
--------------------------------------------------------------------------------------------------
Apparel/Footwear - Retail -- 0.3%
    525,000       BB+   The Gap Inc., Notes, step bond to yield
                           8.150% due 12/15/05 (c)                                         514,152
  1,225,000       CCC+  J Crew Operating Corp., Sr. Sub. Notes,
                           10.375% due 10/15/07                                          1,071,875
--------------------------------------------------------------------------------------------------
                                                                                         1,586,027
--------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment Manufacturer -- 0.8%
                        Collins & Aikman Products Co.:
    520,000       B        Company Guaranteed, 11.500% due 4/15/06                         483,600
  1,545,000       B        Sr. Notes, 10.750% due 12/31/11 (c)                           1,568,175
                        Dana Corp.:
  1,035,000       BB       Notes, 6.500% due 3/1/09                                        910,800
    875,000       BB       Sr. Notes, 10.125% due 3/15/10 (c)                              914,375
--------------------------------------------------------------------------------------------------
                                                                                         3,876,950
--------------------------------------------------------------------------------------------------
Beverages/Non-Alcoholic -- 0.4%
  1,740,000       B+    Cott Beverages Inc., Company Guaranteed,
                           8.000% due 12/15/11 (c)                                       1,770,450
--------------------------------------------------------------------------------------------------
Broadcasting -- 2.8%
  4,655,000       B-    Emmis Escrow Co., Sr. Discount Notes,
                           step bond to yield 12.349% due 3/15/11                        3,374,875
  3,140,000       B-    Lin Holdings Corp., Sr. Discount Notes,
                           step bond to yield 13.577% due 3/1/08                         2,735,725
                        Paxson Communications Corp.:
  1,715,000       B-       Company Guaranteed, 10.750% due 7/15/08                       1,877,925
  1,370,000       B-       Sr. Discount Notes, step bond to yield
                             12.250% due 1/15/09 (c)                                       993,250
  1,290,000       B     Sinclair Broadcast Group, Sr. Sub. Notes,
                           8.750% due 12/15/11 (c)                                       1,331,925
    850,000       B-    Spanish Broadcasting Systems Inc., Company
                           Guaranteed, 9.625% due 11/1/09                                  892,500
  1,130,000       CCC+  XM Satellite Radio Inc., Secured Notes,
                           14.000% due 3/15/10                                             807,950
                        Young Broadcasting Inc.:
    860,000       B-       Company Guaranteed, 10.000% due 3/1/11                          898,700
  1,310,000       B        Sr. Notes, 8.500% due 12/15/08 (c)                            1,368,950
--------------------------------------------------------------------------------------------------
                                                                                        14,281,800
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Building Products -- 0.6%
  1,320,000       B     Amatek Industries Property Ltd., Sr. Sub. Notes,
                           12.000% due 2/15/08                                        $  1,260,600
  1,745,000       B-    Atrium Cos., Inc., Series B, Company Guaranteed,
                           10.500% due 5/1/09                                            1,751,544
--------------------------------------------------------------------------------------------------
                                                                                         3,012,144
--------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 10.4%
                        Adelphia Communications Corp.:
  9,005,000       B2*      Sr. Discount Notes, Series B, zero coupon due 1/15/08         4,367,425
                           Sr. Notes:
  1,210,000       B-         10.250% due 11/1/06                                         1,131,350
  2,705,000       B-         8.750% due 10/1/07                                          2,448,025
    850,000       B-         10.250% due 6/15/11                                           773,500
    610,000       B2*        Series B, 9.875% due 3/1/07                                   570,350
  1,835,000       B3*      Sr. Sub. Notes, 6.000% due 2/15/06                            1,346,431
                        Charter Communications Holdings LLC:
  1,680,000       B+       Sr. Notes, 11.125% due 1/15/11                                1,692,600
                           Sr. Subordinated Discount Notes:
  8,500,000       B+         Step bond to yield 11.716% due 1/15/10                      5,737,500
  8,550,000       B+         Step bond to yield 12.623% due 1/15/11                      5,386,500
  7,235,000       B+         Step bond to yield 11.757% due 5/15/11                      4,232,475
  2,130,000       Ba3*  CSC Holdings Inc., Sr. Sub. Debentures,
                           10.500% due 5/15/16                                           2,353,650
                        Echostar Broadband Corp., Sr. Notes:
  3,930,000       B1*      10.375% due 10/1/07                                           4,234,575
  3,045,000       B+       9.125% due 1/15/09 (c)                                        3,151,575
  1,735,000       B+       9.375% due 2/1/09                                             1,813,075
  1,750,000       B-    Insight Communications, Sr. Discount Notes,
                           step bond to yield 12.253% due 2/15/11                        1,155,000
  1,545,000       B+    Mediacom Broadband LLC, Company Guaranteed,
                           11.000% due 7/15/13                                           1,714,950
    375,000(EUR)  CCC+  Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                    147,136
                        Pegasus Communications:
    870,000       CCC+     Sr. Discount Notes, step bond to yield
                             13.500% due 3/1/07                                            387,150
    875,000       B3*      Sr. Notes, Series B, 9.750% due 12/1/06                         599,375
  7,260,000       Ba1*  Rogers Cablesystems, Ltd., Company Guaranteed,
                           11.000% due 12/1/15                                           8,022,300
  1,420,000(GBP)  B     TeleWest Communications PLC, Sr. Notes,
                           5.250% due 2/19/07 (b)                                          803,834
--------------------------------------------------------------------------------------------------
                                                                                        52,068,776
--------------------------------------------------------------------------------------------------
Casinos/Gaming -- 5.8%
  1,360,000       B-    Alliance Gaming Corp., Series B, Company Guaranteed,
                           10.000% due 8/1/07                                            1,433,100
    870,000       B-    Ameristar Casinos Inc., Company Guaranteed,
                           10.750% due 2/15/09                                             959,175

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Casinos/Gaming -- 5.8% (continued)
    855,000       B+    Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11          $    906,300
  3,955,000       B     Hollywood Casino Corp., Company Guaranteed,
                           11.250% due 5/1/07                                            4,390,050
                        Mandalay Resort Group:
  1,400,000       BB-      Sr. Sub. Debentures, 7.625% due 7/15/13                       1,295,000
  1,725,000       BB-      Sr. Sub. Notes, Series B, 10.250% due 8/1/07                  1,875,938
  2,050,000       BB+   MGM Mirage, Inc., Company Guaranteed,
                           8.375% due 2/1/11                                             2,111,500
  5,015,000       BB+   Park Place Entertainment, Sr. Sub. Notes,
                           8.125% due 5/15/11                                            5,065,150
  1,370,000       B-    Penn National Gaming Inc., Company Guaranteed,
                           8.875% due 3/15/10                                            1,370,000
  2,710,000       B+    Sun International Hotels Ltd., Company Guaranteed,
                           8.625% due 12/15/07                                           2,743,875
  6,630,000       B-    Venetian Casino Resort LLC, Company Guaranteed,
                           12.250% due 11/15/04                                          7,011,225
--------------------------------------------------------------------------------------------------
                                                                                        29,161,313
--------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.3%
  3,670,000       Ba1*  IMC Global Inc., Series B, Company Guaranteed,
                           11.250% due 6/1/11                                            4,078,288
  2,535,000       BB-   Terra Capital Inc., Company Guaranteed,
                           12.875% due 10/15/08                                          2,623,725
--------------------------------------------------------------------------------------------------
                                                                                         6,702,013
--------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.6%
                        Huntsman ICI Holdings LLC:
 21,145,000       B-       Sr. Discount Notes, zero coupon due 12/31/09                  5,497,700
    870,000       B        Sr. Notes, 9.875% due 3/1/09 (c)                                887,400
  1,920,000       B     Texas Petrochemical Corp., Sr. Sub. Notes,
                           11.125% due 7/1/06                                            1,641,600
--------------------------------------------------------------------------------------------------
                                                                                         8,026,700
--------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 2.5%
  1,020,000       Ba2*  Airgas Inc., Company Guaranteed, 9.125% due 10/1/11              1,086,300
  2,535,000       Ba2*  Avecia Group PLC, Company Guaranteed,
                           11.000% due 7/1/09                                            2,649,075
                        ISP Holdings, Inc.:
  3,280,000       BB-      Company Guaranteed, Series B, 10.250% due 7/10/11             3,485,000
  1,715,000       B+       Secured Notes, 10.625% due 12/15/09 (c)                       1,787,888
  2,560,000(EUR)  B+    Messer Griesheim Holdings AG, Sr. Notes,
                           10.375% due 6/1/11 (c)                                        2,369,363
  1,030,000       B+    OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (c)           1,076,350
--------------------------------------------------------------------------------------------------
                                                                                        12,453,976
--------------------------------------------------------------------------------------------------
Coal -- 0.4%
  1,790,000       BB    Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (c)             1,917,537
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Computer Processing Hardware -- 0.3%
  2,185,000       B2*   Vitesse Semiconductor, 4.000% due 3/15/05                     $  1,717,956
--------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
    860,000       B+    American Achievement Corp., Sr. Notes,
                           11.625% due 1/1/07 (c)                                          904,075
--------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.9%
                        American Greetings Corp.:
  1,220,000       BBB-     Notes, 6.100% due 8/1/28                                      1,056,894
  1,690,000       BB+      Sr. Sub. Notes, 11.750% due 7/15/08                           1,791,400
  1,745,000       BB    Sola International Inc., Notes, 6.875% due 3/15/08               1,457,318
--------------------------------------------------------------------------------------------------
                                                                                         4,305,612
--------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.7%
  3,420,000       BB    Owens-Brockway Glass Container, Inc., Secured Notes,
                           8.875% due 2/15/09 (c)                                        3,505,500
  3,015,000       B+    Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05               2,894,400
    245,000       B-    Pliant Corp., Company Guaranteed, 13.000% due 6/1/10               262,150
  1,550,000       BBB   Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)                  1,428,902
  6,810,000       B     Stone Container Finance Corp., Company Guaranteed,
                           11.500% due 8/15/06 (b)(c)                                    7,388,850
  1,790,000       B-    Sweetheart Cup Co., Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03                                            1,763,150
  1,385,000       B-    Tekni-Plex Inc., Series B, Company Guaranteed,
                           12.750% due 6/15/10                                           1,450,788
--------------------------------------------------------------------------------------------------
                                                                                        18,693,740
--------------------------------------------------------------------------------------------------
Contract Drilling -- 0.6%
    410,000       B-    Parker Drilling Co., 5.500% due 8/1/04                             369,512
  2,640,000       BB+   Pride International, Inc., Sr. Notes, 10.000% due 6/1/09         2,841,300
--------------------------------------------------------------------------------------------------
                                                                                         3,210,812
--------------------------------------------------------------------------------------------------
Department Stores -- 0.8%
                        J.C. Penney Co., Inc.:
    860,000       BBB-     Debentures, 6.900% due 8/15/26                                  856,034
  1,285,000       BBB-     Notes, 6.125% due 11/15/03                                    1,279,158
  1,659,500       BB    Saks Inc., Company Guaranteed, 9.875% due 10/1/11                1,721,731
--------------------------------------------------------------------------------------------------
                                                                                         3,856,923
--------------------------------------------------------------------------------------------------
Electric Utilities -- 3.0%
  2,895,000       BB+   Avista Corp., Sr. Notes, 9.750% due 6/1/08                       3,041,756
                        CMS Energy Corp., Sr. Notes:
  1,120,000       BB       7.625% due 11/15/04                                           1,120,795
  1,005,000       BB       9.875% due 10/15/07                                           1,091,826
  1,750,000       BBB-  Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08            1,743,679

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Electric Utilities -- 3.0% (continued)
  3,415,000       Ba2*  Mission Energy Holding Co., Secured Notes,
                           13.500% due 7/15/08                                        $  3,730,887
  3,595,000       BBB   Orion Power Holdings Inc., Sr. Notes,
                           12.000% due 5/1/10                                            4,188,175
--------------------------------------------------------------------------------------------------
                                                                                        14,917,118
--------------------------------------------------------------------------------------------------
Electronic Components -- 2.9%
  1,580,000       Baa1* Amkor Technologies Inc., 5.000% due 3/15/07                      1,232,400
                        Celestica International Inc.:
  2,121,000       Ba2*     Sr. Sub. Notes, 10.500% due 12/31/06                          2,237,655
  2,555,000       Ba2*     Sub. Notes, zero coupon due 8/1/20                            1,121,006
                        Foamex International Inc., Company Guaranteed:
    870,000       B        Notes, 10.750% due 4/1/09 (c)                                   896,100
    880,000       B-       Sr. Sub. Notes, 9.875% due 6/15/07                              805,200
  2,765,000       Ba3*  LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05                   2,388,269
  4,405,000       Ba2*  Sanmina Co., 10.030% due 9/12/20                                 1,613,331
  1,730,000       Ba1*  Solectron Corp., zero coupon due 5/8/20                            986,100
  2,060,000       Baa2* Thomas & Betts Corp., Notes, Series MTN,
                           6.625% due 5/7/08                                             1,757,631
  1,210,000       B2*   UCAR Finance Inc., Company Guaranteed,
                           10.250% due 2/15/12 (c)                                       1,276,550
--------------------------------------------------------------------------------------------------
                                                                                        14,314,242
--------------------------------------------------------------------------------------------------
Electronic Distributor -- 0.3%
  1,885,000       Baa1* Arrow Electronic Inc., Debentures, 6.875% due 6/1/18             1,405,279
--------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.6%
  1,400,000       B3*   Remington Product Co., LLC, Sr. Notes, Series B,
                           11.000% due 5/15/06                                           1,183,000
                        Salton, Inc.:
    185,000       B        Company Guaranteed, 10.750% due 12/15/05                        184,537
  1,450,000       B        Sr. Sub. Notes, 12.500% due 4/15/08                           1,511,625
--------------------------------------------------------------------------------------------------
                                                                                         2,879,162
--------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.7%
  3,600,000       B+    Foster Wheeler Corp., Notes, 6.750% due 11/15/05                 2,250,000
  3,305,000       NR    Metromedia Fiber Network, Inc., Sr. Notes,
                           14.000% due 3/15/07                                           1,404,625
--------------------------------------------------------------------------------------------------
                                                                                         3,654,625
--------------------------------------------------------------------------------------------------
Environmental Services -- 1.9%
                        Allied Waste Corp.:
  2,580,000       BB-      Notes, 8.500% due 12/1/08 (c)                                 2,618,700
  3,680,000       B+       Series B, Company Guaranteed, 10.000% due 8/1/09              3,744,400
  2,955,000       B+    URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09          3,058,425
--------------------------------------------------------------------------------------------------
                                                                                         9,421,525
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Finance/Rental/Leasing Companies -- 1.7%
  2,845,000       BBB-  Avis Group Holdings Inc., Company Guaranteed,
                           11.000% due 5/1/09                                         $  3,115,275
  2,735,000       BB    United Rentals Inc., Series B, Company Guaranteed,
                           10.750% due 4/15/08                                           2,994,825
  2,380,000       B-    Williams Scotsman Inc., Company Guaranteed,
                           9.875% due 6/1/07                                             2,391,900
--------------------------------------------------------------------------------------------------
                                                                                         8,502,000
--------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.8%
 11,862,000       NR    Finova Group Inc., Notes, 7.500% due 11/15/09                    4,181,355
--------------------------------------------------------------------------------------------------
Food Distributors -- 2.6%
                        Aurora Foods Inc., Sr. Sub. Notes:
                           Series B:
  4,120,000       CCC+       9.875% due 2/15/07                                          4,120,000
  1,420,000       CCC+       8.750% due 7/1/08                                           1,359,650
    615,000       CCC+     Series D, 9.875% due 2/15/07                                    615,000
                        Fleming Cos., Inc., Company Guaranteed:
    700,000       BB-      10.125% due 4/1/08                                              735,000
  1,710,000       B+       Series B, 10.625% due 7/31/07                                 1,750,613
  4,870,000       BB+   SC International Services, Inc., Series B,
                           Company Guaranteed, 9.250% due 9/1/07                         4,626,500
--------------------------------------------------------------------------------------------------
                                                                                        13,206,763
--------------------------------------------------------------------------------------------------
Food - Retail -- 1.5%
  1,825,000       B-    Carrols Corp., Company Guaranteed, 9.500% due 12/1/08            1,815,875
                        Great Atlantic & Pacific Tea Co.:
  2,090,000       BB       Notes, 7.750% due 5/15/06                                     2,084,775
  1,735,000       BB       Sr. Notes, 9.125% due 4/15/07                                 1,830,425
  1,725,000       Ba3*  Sbarro Inc., Company Guaranteed, 11.000% due 9/15/09             1,789,688
--------------------------------------------------------------------------------------------------
                                                                                         7,520,763
--------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.5%
    995,000       BB-   Dean Foods, Co., Sr. Notes, 6.900% due 10/15/17                    857,160
  1,635,000       B2*   Michael Foods, Series B, Sr. Sub. Notes,
                           11.750% due 4/1/11                                            1,790,325
--------------------------------------------------------------------------------------------------
                                                                                         2,647,485
--------------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.5%
    880,000       BB    Land O' Lakes, Inc., Sr. Notes, 8.750% due 11/15/11 (c)            880,000
  1,915,000       BBB   Tyson Foods Inc., Notes, 7.000% due 1/15/28                      1,715,352
--------------------------------------------------------------------------------------------------
                                                                                         2,595,352
--------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
  3,290,000       Ba2*  Louisiana Pacific Corp., Sr. Sub. Notes,
                           10.875% due 11/15/08                                          3,561,425
--------------------------------------------------------------------------------------------------
Home Furnishing -- 0.0%
    215,000       B2*   Sealy Mattress Co., Series B, Company Guaranteed,
                           step bond to yield 10.258% due 12/15/07                         211,238
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Homebuilding -- 2.7%
                        D.R. Horton, Inc.:
  1,140,000       Ba1*     Company Guaranteed, 8.000% due 2/1/09 (b)                  $  1,157,100
  1,730,000       Ba2*     Sr. Sub. Notes, 9.375% due 3/15/11                            1,790,550
  1,350,000       BB-   KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                      1,404,000
  3,710,000       BB+   Lennar Corp., Series B, Company Guaranteed,
                           9.950% due 5/1/10                                             4,118,100
  1,015,000       B1*   Mertiage Corp., Notes, Company Guaranteed,
                           9.750% due 6/1/11                                             1,068,288
  1,310,000       B-    Nortek Inc., Sr. Sub. Notes, Series B,
                           9.875% due 6/15/11                                            1,359,125
    650,000       BB+   Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                   715,000
  1,715,000       B-    Schuler Homes, Inc., Company Guaranteed,
                           10.500% due 7/15/11                                           1,843,625
--------------------------------------------------------------------------------------------------
                                                                                        13,455,788
--------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.6%
  2,095,000       B-    Magellan Health Services, Inc., Sr. Sub. Notes,
                           9.000% due 2/15/08                                            1,634,100
  1,735,000       B     Res-Care, Inc., Sr. Notes, 10.625% due 11/15/08 (c)              1,578,850
--------------------------------------------------------------------------------------------------
                                                                                         3,212,950
--------------------------------------------------------------------------------------------------
Hotel/Resorts/Cruiselines -- 2.6%
  2,215,000       B1*   Courtyard By Marriott II, Series B, Sr. Notes,
                           10.750% due 2/1/08                                            2,300,831
  1,475,000       BBB-  Hilton Hotels, Sr. Notes, 7.950% due 4/15/07                     1,485,431
  7,140,000       B+    Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                   7,532,700
  1,760,000       B     Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09 (c)        1,799,600
--------------------------------------------------------------------------------------------------
                                                                                        13,118,562
--------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.3%
  1,725,000       B-    Revlon Consumer Products Corp., Sr. Notes,
                           12.000% due 12/1/05 (c)                                       1,744,406
--------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.4%
    925,000       B     Flowserve Corp., Company Guaranteed,
                           12.250% due 8/15/10                                           1,049,875
  1,100,000(EUR)  B+    The Manitowoc Co., Inc., Sr. Sub. Notes,
                           10.375% due 5/15/11 (c)                                       1,034,213
--------------------------------------------------------------------------------------------------
                                                                                         2,084,088
--------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.9%
  2,600,000       Ba3*  PanAmSat Corp., Company Guaranteed,
                           8.500% due 2/1/12 (c)                                         2,600,000
  1,775,000       BBB   Qwest Corp., Notes, 8.875% due 3/15/12 (c)                       1,751,332
--------------------------------------------------------------------------------------------------
                                                                                         4,351,332
--------------------------------------------------------------------------------------------------
Marine Transportation -- 0.3%
  1,865,000       B-    Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09           1,380,100
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Medical Distributors -- 0.4%
  1,910,000       B     Physician Sales and Service, Company Guaranteed,
                           8.500% due 10/1/07                                         $  1,941,038
--------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 2.4%
                        Alaris Medical Systems, Inc.:
  2,340,000       B-       Company Guaranteed, 9.750% due 12/1/06                        2,281,500
    865,000       B+       Secured Notes, Series B, 11.625% due 12/1/06                    947,175
                        HEALTHSOUTH Corp., Sr. Notes:
  2,385,000       BBB-     6.875% due 6/15/05                                            2,359,094
  1,725,000       BBB-     8.375% due 10/1/11                                            1,802,625
  1,965,000       B     Per-Se Technologies Inc., Series B, Company Guaranteed,
                           9.500% due 2/15/05                                            1,925,700
    875,000       B+    Rotech Healthcare Inc., Sr. Sub. Notes,
                           9.500% due 4/1/12 (c)                                           907,813
  1,730,000       B+    US Oncology, Inc., Sr. Sub. Notes, 9.625% due 2/1/12 (c)         1,686,750
--------------------------------------------------------------------------------------------------
                                                                                        11,910,657
--------------------------------------------------------------------------------------------------
Medical Specialties -- 1.2%
  1,755,000       B3*   Hanger Orthopedic Group, Sr. Sub. Notes,
                           11.250% due 6/15/09                                           1,755,000
  2,520,000       B     Total Renal Care Holdings, 7.000% due 5/15/09                    2,523,150
  1,730,000       B-    Universal Hospital Services, Sr. Notes,
                           10.250% due 3/1/08                                            1,686,750
--------------------------------------------------------------------------------------------------
                                                                                         5,964,900
--------------------------------------------------------------------------------------------------
Metal Fabrication -- 0.9%
  1,735,000       CCC+  Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                 1,257,875
  3,545,000       CCC+  Park-Ohio Industries Inc., Sr. Sub. Notes,
                           9.250% due 12/1/07                                            2,251,075
  1,225,000       BB-   Wolverine Tube Inc., Company Guaranteed,
                           10.500% due 4/1/09 (c)                                        1,234,187
--------------------------------------------------------------------------------------------------
                                                                                         4,743,137
--------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.4%
  1,560,000       B2*   Intertek Finance PLC, Series B, Company Guaranteed,
                           10.250% due 11/1/06                                           1,591,200
    875,000       BB    Mail-Well I Corp., Company Guaranteed,
                           9.625% due 3/15/12 (c)                                          905,625
  5,020,000       B-    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                           11.000% due 11/1/06                                           4,354,850
    515,000       BB+   Spherion Corp., 4.500% due 6/1/05                                  426,162
--------------------------------------------------------------------------------------------------
                                                                                         7,277,837
--------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.7%
    905,000       B     Applied Extrusion Technologies, Series B, Company
                           Guaranteed, 10.750% due 7/1/11                                  963,825
  1,235,000       CCC+  Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08               1,049,750
  1,695,000       BBB   Cooper Tire and Rubber Co., Notes, 7.625% due 3/15/27            1,539,735
--------------------------------------------------------------------------------------------------
                                                                                         3,553,310
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Movies/Entertainment -- 1.7%
                        AMC Entertainment Inc., Sr. Sub. Notes:
  2,670,000       CCC      9.500% due 3/15/09                                         $  2,670,000
  1,160,000       CCC      9.500% due 2/1/11                                             1,160,000
  5,110,000       B     Premier Parks Inc., Sr. Discount Notes,
                           step bond to yield 11.213% due 4/1/08                         4,880,050
--------------------------------------------------------------------------------------------------
                                                                                         8,710,050
--------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.5%
  2,075,000       BB-   Leviathan Gas Pipeline Partners, L.P., Series B,
                           Company Guaranteed, 10.375% due 6/1/09                        2,251,375
--------------------------------------------------------------------------------------------------
Oil and Gas Production -- 2.6%
  3,730,000       B+    Forest Oil Corp., Company Guaranteed,
                           10.500% due 1/15/06                                           4,000,425
  1,250,000       B     Houston Exploration Co., Sr. Sub. Notes, Series B,
                           8.625% due 1/1/08                                             1,256,250
    875,000       B+    Magnum Hunter Resource, Inc., Sr. Notes,
                           9.600% due 3/15/12 (c)                                          920,938
  1,380,000       BB+   Pennzoil-Quaker State, Inc., Sr. Notes,
                           10.000% due 11/1/08 (c)                                       1,621,500
                        Plains Resources, Company Guaranteed:
    690,000       B+       Series B, 10.250% due 3/15/06                                   714,150
    285,000       B+       Series F, 10.250% due 3/15/06                                   294,975
  1,690,000       CCC   RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08                 1,191,450
    750,000       B-    Range Resources Corp., Company Guaranteed,
                           8.750% due 1/15/07                                              753,750
  1,985,000       B+    Stone Energy Corp., Company Guaranteed,
                           8.750% due 9/15/07 (b)                                        2,084,250
    395,000       B1*   Vintage Petroleum Inc., Sr. Sub. Notes,
                           9.750% due 6/30/09                                              396,975
--------------------------------------------------------------------------------------------------
                                                                                        13,234,663
--------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.6%
                        Compagnie Generale De Geophysique, Sr. Notes:
    520,000       BB       10.625% due 11/15/07 (c)                                        540,800
  1,020,000       BB       10.625% due 11/15/07                                          1,060,800
  1,405,000       BB-   Superior Energy Services Inc., LLC, Company Guaranteed,
                           8.875% due 5/15/11                                            1,412,025
--------------------------------------------------------------------------------------------------
                                                                                         3,013,625
--------------------------------------------------------------------------------------------------
Other Consumer Services -- 1.6%
  1,370,000       B     Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 (c)                 1,417,950
                        Service Corp. International:
  2,050,000       BB-      Debentures, 7.875% due 2/1/13                                 1,860,375
                           Notes:
  1,365,000       BB-        6.875% due 10/1/07                                          1,248,975
  1,715,000       BB-        6.500% due 3/15/08                                          1,539,212

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Other Consumer Services -- 1.6% (continued)
  1,880,000       B+    Stewart Enterprises, Inc., Company Guaranteed,
                           10.750% due 7/1/08                                         $  2,077,400
--------------------------------------------------------------------------------------------------
                                                                                         8,143,912
--------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.4%
  1,710,000       BBB-  Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                 1,677,334
    525,000       B     Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (c)             548,625
--------------------------------------------------------------------------------------------------
                                                                                         2,225,959
--------------------------------------------------------------------------------------------------
Precious Metals -- 0.3%
  1,350,000       BBB   Newmont Mining Corp., Notes, 8.625% due 5/15/11                  1,371,632
--------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.4%
  1,680,000       Ba1*  Markel Capital Trust I Corp., Series B, Company
                           Guaranteed, 8.710% due 1/1/46                                 1,345,966
  1,370,000       BB+   PXRE Capital Trust I Corp., Company Guaranteed,
                           8.850% due 2/1/27                                               877,756
--------------------------------------------------------------------------------------------------
                                                                                         2,223,722
--------------------------------------------------------------------------------------------------
Publishing: Books/Magazines -- 1.3%
  5,425,000       BB-   Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11              5,913,250
    700,000       B     Von Hoffman Corp., Company Guaranteed,
                           10.250% due 3/15/09 (c)                                         714,875
--------------------------------------------------------------------------------------------------
                                                                                         6,628,125
--------------------------------------------------------------------------------------------------
Publishing: Newspapers -- 1.7%
  2,175,000       B+    Garden State Newspapers, Sr. Sub. Notes, Series B,
                           8.750% due 10/1/09                                            2,164,125
                        Hollinger International, Inc.:
                           Company Guaranteed:
  1,300,000       Ba3*       9.250% due 2/1/06                                           1,342,250
  2,070,000       Ba3*       9.250% due 3/15/07                                          2,145,038
  3,213,624       B        Sr. Notes, 12.125% due 11/15/10 (c)                           3,101,147
--------------------------------------------------------------------------------------------------
                                                                                         8,752,560
--------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.7%
  1,730,000       BBB   Bowater Canada Finance, Company Guaranteed,
                           7.950% due 11/15/11                                           1,763,475
                        Buckeye Technologies Inc., Sr. Sub. Notes:
    875,000       B+       9.250% due 9/15/08                                              774,375
  2,895,000       B+       8.000% due 10/15/10                                           2,446,275
  3,395,000       BBB-  Georgia-Pacific Corp., Notes, 7.500% due 5/15/06                 3,331,065
--------------------------------------------------------------------------------------------------
                                                                                         8,315,190
--------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.7%
  2,175,000       BB-   HMH Properties, Inc., Company Guaranteed, Series A,
                           7.875% due 8/1/05                                             2,175,000
  2,920,000       BB-   Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07 (c)            3,073,300

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Real Estate Investment Trusts -- 1.7% (continued)
  1,875,000       BB-   Meditrust, Notes, 7.114% due 8/15/04                          $  1,835,156
  1,555,000       BBB-  Starwood Hotels & Resorts, Inc., Notes,
                           6.750% due 11/15/05                                           1,546,670
--------------------------------------------------------------------------------------------------
                                                                                         8,630,126
--------------------------------------------------------------------------------------------------
Recreational Products -- 0.8%
  4,585,000       BB    Hasbro Inc., Debentures, 6.600% due 7/15/28                      3,347,050
    700,000       B     The Hockey Co./ Sport Maska Inc., Sr. Secured Notes,
                           11.250% due 4/15/09 (c)                                         707,000
--------------------------------------------------------------------------------------------------
                                                                                         4,054,050
--------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 1.4%
  5,500,000       B3*   Ocwen Capital Trust I Corp., Company Guaranteed,
                           10.875% due 8/1/27                                            4,482,500
  2,600,000       B1*   Ocwen Financial Corp., Notes, 11.875% due 10/1/03                2,587,000
--------------------------------------------------------------------------------------------------
                                                                                         7,069,500
--------------------------------------------------------------------------------------------------
Semiconductors -- 1.5%
  2,195,000       Ba3*  Cypress Semiconductor, 3.750% due 7/1/05                         1,917,881
  3,450,000       B     Fairchild Semiconductor Corp., Sr. Sub. Notes,
                           10.125% due 3/15/07                                           3,605,250
  2,425,000       B-    TrinQuint Semiconductor, Sub. Notes, 4.000% due 3/1/07           1,873,313
--------------------------------------------------------------------------------------------------
                                                                                         7,396,444
--------------------------------------------------------------------------------------------------
Specialty Stores -- 0.7%
  1,620,000       B-    Advance Stores Co., Inc., Series B, Company Guaranteed,
                           10.250% due 4/15/08                                           1,721,250
                        Pep Boys-Manny, Moe & Jack, Notes, Series MTNA:
    880,000       BB-      6.710% due 11/3/04                                              840,400
    925,000       BB-      6.520% due 7/16/07                                              926,156
--------------------------------------------------------------------------------------------------
                                                                                         3,487,806
--------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.3%
  2,955,000(EUR)  B+    COLT Telecom Group PLC, 2.000% due 4/3/07 (c)                    1,255,538
  1,555,000       B-    GT Group Telecom, Inc., Sr. Discount Notes,
                           step bond to yield 15.233% due 2/1/10                            93,300
--------------------------------------------------------------------------------------------------
                                                                                         1,348,838
--------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.4%
  1,400,000       Ba2*  Avaya Inc., Secured Notes, 11.125% due 4/1/09                    1,379,000
    875,000       BBB-  Nortel Networks Ltd., Notes, 6.125% due 2/15/06                    651,648
--------------------------------------------------------------------------------------------------
                                                                                         2,030,648
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   FACE
   AMOUNT+     RATING(a)                     SECURITY                                     VALUE
==================================================================================================
Tobacco -- 0.3%
    520,000       BB    Dimon Inc., Company Guaranteed, Series B,
                           9.625% due 10/15/11                                        $    553,800
  1,075,000       BB    Standard Commercial Tobacco Corp., Inc.,
                           Company Guaranteed, 8.875% due 8/1/05                         1,112,625
--------------------------------------------------------------------------------------------------
                                                                                         1,666,425
--------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.8%
  1,050,000       BB    Case Corp., Notes, 7.250% due 8/1/05                               925,125
  2,160,000       B     Columbus McKinnin Corp., Company Guaranteed,
                           8.500% due 4/1/08                                             2,106,000
  1,035,000       BB+   Navistar International, Company Guaranteed, Series B,
                           9.375% due 6/1/06                                             1,091,925
--------------------------------------------------------------------------------------------------
                                                                                         4,123,050
--------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 3.8%
  1,850,000       CCC   Airgate PCS Inc., Sr. Sub. Notes, step bond to yield
                           15.728% due 10/1/09                                           1,239,500
  2,400,000       CCC   Alamosa PCS Holdings, Inc., Company Guaranteed,
                           step bond to yield 12.702% due 2/15/10                        1,188,000
                        Crown Castle International Corp.:
  1,760,000       B        Sr. Discount Notes, step bond to yield
                             11.125% due 5/15/11                                         1,038,400
  3,455,000       B        Sr. Notes, 10.750% due 8/1/11                                 3,126,775
  1,640,000       B3*   Dobson/Sygnet Communications Corp., Sr. Notes,
                           12.250% due 12/15/08                                          1,615,400
  1,505,000       CCC   Horizon PCS Inc., Company Guaranteed,
                           step bond to yield 14.860% due 10/1/10                          549,325
  3,270,000       B-    Millicom International Cellular S.A., Sr. Discount Notes,
                           step bond to yield 13.427% due 6/1/06                         1,782,150
                        Nextel Communications, Inc., Sr. Discount Notes:
  3,530,000       B1*      Step bond to yield 10.729% due 9/15/07                        2,356,275
  8,455,000       B1*      Step bond to yield 10.676% due 2/15/08                        5,051,863
  1,635,000       BBB+  VoiceStream Wireless Corp., Sr. Discount Notes,
                           step bond to yield 11.870% due 11/15/09 (b)                   1,373,400
--------------------------------------------------------------------------------------------------
                                                                                        19,321,088
--------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $509,241,795)                                         494,859,877
==================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   SHARES                                    SECURITY                                     VALUE
==================================================================================================
COMMON STOCK -- 0.1%
Containers/Packaging -- 0.1%
     73,499       Aurora Foods Inc.                                                   $   307,961
--------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
     63,778       McLeodUSA Inc., Class A Shares (d)                                         6,378
     20,125       Pagemart Nationwide Inc.                                                     201
--------------------------------------------------------------------------------------------------
                                                                                             6,579
--------------------------------------------------------------------------------------------------
Wireless Equipment -- 0.0%
      5,976       Crown Castle International Corp. (d)                                      39,501
--------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $326,671)                                                       354,041
==================================================================================================
PREFERRED STOCK -- 0.3%
Aerospace and Defense -- 0.0%
      1,700       Northrop Grumman Corp., 7.250%                                           207,638
--------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
      4,452       Viasystems Inc., Payment-in-Kind, Series B                                    44
--------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.2%
      2,750       Broadwing Communications                                               1,106,875
--------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      5,800       Global Crossing Holding, Ltd., 6.750%++                                   12,325
--------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
     19,800       Crown Castle International Corp., Payment-in-Kind, 6.250%                400,950
        109       Dobson Communications Corp., Payment-In-Kind,
                    Exchangeable 13.000%                                                     9,428
      4,300       Motorola Inc., 7.000%                                                    190,963
--------------------------------------------------------------------------------------------------
                                                                                           601,341
--------------------------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCK
                  (Cost -- $4,464,810)                                                   1,928,223
==================================================================================================
WARRANTS                                     SECURITY                                     VALUE
==================================================================================================
WARRANTS (d) --  0.1%
Broadcasting -- 0.0%
     14,825       UIH Australia/Pacific, Inc., Expire 5/15/06                                  148
--------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        245       Pliant Corp., Expire 6/1/10                                                1,102
--------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
      1,705       Cybernet Internet Services International Inc., Expire 7/1/09                   3
      6,135       WAM!NET Inc., Expire 3/1/05                                                   61
--------------------------------------------------------------------------------------------------
                                                                                                64
--------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
      1,765       Merrill Corp., Expire 5/1/09                                                 176
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

   WARRANTS                                  SECURITY                                     VALUE
==================================================================================================
Specialty Telecommunications -- 0.0%
      1,555       GT Group Telecom Inc., Expire 2/1/10                                $      3,888
     43,470       Pagemart, Inc., Expire 12/31/03                                              435
      6,975       RSL Communications, Ltd., Expire 11/15/06                                    981
--------------------------------------------------------------------------------------------------
                                                                                             5,304
--------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
      1,155       Horizon PCS Inc., Expire 10/1/10                                          34,794
      6,725       Iridium World Communications Inc., Expire 7/15/05 (c)                         67
      1,185       IWO Holdings Inc., Expire 1/15/11                                         29,773
--------------------------------------------------------------------------------------------------
                                                                                            64,634
==================================================================================================
                  TOTAL WARRANTS
                  (Cost -- $1,383,827)                                                      71,428
==================================================================================================
   FACE
   AMOUNT                                    SECURITY                                     VALUE
==================================================================================================
REPURCHASE AGREEMENT -- 1.1%
$  5,690,000      Goldman, Sachs & Co., 1.840% due 4/1/02; Proceeds at
                    maturity -- $5,691,163; (Fully collateralized by
                    U.S. Treasury Bills, Notes and Bonds, 0.000% to 6.375%
                    due 4/4/02 to 8/15/29; Market value -- $5,764,239)
                    (Cost -- $5,690,000)                                                 5,690,000
==================================================================================================
                  TOTAL INVESTMENTS  -- 100%
                  (Cost -- $521,107,103**)                                            $502,903,569
==================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
++    On January 28, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) All or a portion of this security is segregated for open forward foreign currency contracts.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 24 for definitions of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro
      GBP -- British Pound


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
24                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $521,107,103)                        $ 502,903,569
   Cash                                                                          590
   Interest and dividends receivable                                      11,861,246
   Receivable for securities sold                                          2,349,307
   Receivable for open forward foreign currency contracts (Note 8)           112,215
------------------------------------------------------------------------------------
   Total Assets                                                          517,226,927
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                        3,678,593
   Management fee payable                                                    499,862
   Payable for open forward foreign currency contracts (Note 8)                4,624
   Accrued expenses                                                          185,495
------------------------------------------------------------------------------------
   Total Liabilities                                                       4,368,574
------------------------------------------------------------------------------------
Total Net Assets                                                       $ 512,858,353
====================================================================================
NET ASSETS:
   Par value of capital shares                                         $      72,040
   Capital paid in excess of par value                                   895,185,150
   Overdistributed net investment income                                  (8,721,655)
   Accumulated net realized loss from security transactions             (355,579,134)
   Net unrealized depreciation of investments and foreign currencies     (18,098,048)
------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $7.12 per share on 72,039,827 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)        $ 512,858,353
====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2002

INVESTMENT INCOME:
   Interest                                                        $ 28,629,224
   Dividends                                                            379,585
--------------------------------------------------------------------------------
   Total Investment Income                                           29,008,809
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                            2,968,084
   Shareholder and system servicing fees                                 86,488
   Shareholder communications                                            66,763
   Listing fees                                                          27,424
   Audit and legal                                                       23,458
   Custody                                                               16,587
   Pricing service fees                                                  10,221
   Directors' fees                                                          675
   Other                                                                  5,471
--------------------------------------------------------------------------------
   Total Expenses                                                     3,205,171
--------------------------------------------------------------------------------
Net Investment Income                                                25,803,638
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Loss From:
     Security transactions (excluding short-term securities)        (59,437,844)
     Foreign currency transactions                                   (1,076,357)
--------------------------------------------------------------------------------
   Net Realized Loss                                                (60,514,201)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                                           60,637,004
     Foreign currency transactions                                      578,662
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           61,215,666
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                          701,465
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 26,505,103
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       2002 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2002 (unaudited) and the Year Ended September 30, 2001

                                                             2002             2001
======================================================================================
OPERATIONS:
   Net investment income                                $  25,803,638    $  66,303,792
   Net realized loss                                      (60,514,201)    (135,560,175)
   (Increase) decrease in net unrealized depreciation      61,215,666      (19,553,937)
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations       26,505,103      (88,810,320)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (28,934,034)     (70,580,614)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (28,934,034)     (70,580,614)
--------------------------------------------------------------------------------------
Fund Share Transactions (Note 9):
   Net asset value of shares issued
     for reinvestment of dividends                          8,341,074       13,962,090
--------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                8,341,074       13,962,090
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           5,912,143     (145,428,844)

NET ASSETS:
   Beginning of period                                    506,946,210      652,375,054
--------------------------------------------------------------------------------------
   End of period*                                       $ 512,858,353    $ 506,946,210
======================================================================================
*  Includes overdistributed net investment income of:   $  (8,721,655)   $  (3,270,222)
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets


--------------------------------------------------------------------------------
28                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective October 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended March 31, 2002, interest income decreased by $254,824, net realized loss decreased by $575,814 and the change in net unrealized depreciation of investments decreased by $320,990. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $1,244,680 to reflect the cumulative effect of this change up to the date of the adoption.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $220,008,042
--------------------------------------------------------------------------------
Sales                                                                162,159,147
================================================================================

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 23,259,129
Gross unrealized depreciation                                       (41,462,663)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(18,203,534)
================================================================================

4. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $174,273,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                            2003          2004          2007         2008           2009
============================================================================================
Carryforward amounts     $16,017,000   $38,118,000   $11,075,000   $39,806,000   $69,257,000
============================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


--------------------------------------------------------------------------------
30                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Fund did not hold any futures contracts.

6. Options Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

During the six months ended March 31, 2002, the Fund did not enter into any written call or put option contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At March 31, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                      Local         Market      Settlement      Unrealized
Foreign Currency                    Currency         Value         Date         Gain (Loss)
===========================================================================================
To Sell:
British Pound                       1,151,621     $1,130,994      6/19/02         $ 20,627
Euro                                5,804,929      5,713,341      6/12/02           91,588
-------------------------------------------------------------------------------------------
                                                                                   112,215
-------------------------------------------------------------------------------------------
To Buy:
Euro                                  764,421        759,797      6/19/02           (4,624)
-------------------------------------------------------------------------------------------
Net Unrealized Gain on Open
  Forward Foreign Currency Contracts                                              $107,591
===========================================================================================

9. Capital Shares

At March 31, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                     Six Months Ended                   Year Ended
                                      March 31, 2002                September 30, 2001
                                    ------------------              -------------------
                                   Shares        Amount           Shares          Amount
==========================================================================================
Shares issued on reinvestment    1,153,247     $8,341,074         1,659,328    $13,962,090
------------------------------------------------------------------------------------------
Net Increase                     1,153,247     $8,341,074         1,659,328    $13,962,090
==========================================================================================


--------------------------------------------------------------------------------
32                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                               2002(1)         2001          2000          1999          1998          1997
==============================================================================================================
Net Asset Value,
  Beginning of Period        $    7.15       $    9.42     $   10.45     $   11.24     $   12.43     $   11.72
--------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income           0.35            0.94          1.06          1.03          1.08          1.15
  Net realized and
    unrealized gain (loss)        0.03           (2.20)        (1.13)        (0.79)        (1.14)         0.68
--------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 0.38           (1.26)        (0.07)         0.24         (0.06)         1.83
--------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                 --              --          0.05            --            --            --
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.41)          (1.01)        (1.01)        (1.03)        (1.13)        (1.12)
  Capital                           --              --            --         (0.00)*          --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions              (0.41)          (1.01)        (1.01)        (1.03)        (1.13)        (1.12)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $    7.12       $    7.15     $    9.42     $   10.45     $   11.24     $   12.43
--------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                10.08%++        (7.85)%        9.75%        (9.36)%       (1.65)%       18.18%
--------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)              5.29%++       (14.25)%        0.98%         2.74%        (0.58)%       16.48%
--------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)   $     513       $     507     $     652     $     755     $     810     $     883
--------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                        1.25%+          1.26%         1.22%         1.20%         1.18%         1.21%
  Net investment income(3)       10.04+          11.22         10.21          9.28          8.81          9.63
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             34%             83%           69%           83%           98%           87%
--------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period              $    7.59       $    7.29     $   8.938     $   9.125     $  11.125     $  12.438
==============================================================================================================

(1)   For the six months ended March 31, 2002 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3)   Without the adoption of the change in the accounting change discussed in
      Note 1, for the six months ended March 31, 2002, the ratio of net investment income to average net assets would have been 10.14%. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                         NYSE          Net Asset       Dividend     Reinvestment
                     Closing Price       Value           Paid           Price
================================================================================
2000
  October 22             $8.63          $10.36          $0.0840         $9.190
  November 18             8.94           10.40           0.0840          8.570
  December 22             8.56           10.49           0.0840          8.490
  January 21              9.00           10.42           0.0840          8.940
  February 17             8.56           10.35           0.0840          8.430
  March 24                8.63           10.07           0.0840          8.570
  April 20                8.63            9.96           0.0840          8.670
  May 19                  8.81            9.71           0.0840          8.850
  June 23                 9.00            9.85           0.0840          9.070
  July 25                 9.50            9.78           0.0840          9.350
  August 22               9.19            9.76           0.0840          9.230
  September 26            9.94            9.42           0.0840          8.780
2001
  October 24              7.94            8.99           0.0840          8.200
  November 20             7.88            8.61           0.0840          7.880
  December 26             8.06            8.99           0.0840          8.477
  December 29             8.19            8.50           0.0290          8.500
  January 23              9.31            9.04           0.0840          9.040
  February 20             9.51            9.07           0.0840          9.070
  March 27                9.04            8.66           0.0840          8.660
  April 24                8.85            8.38           0.0810          8.410
  May 22                  9.00            8.41           0.0810          8.550
  June 26                 8.17            7.87           0.0810          7.870
  July 24                 8.30            7.78           0.0780          7.890
  August 28               8.08            7.78           0.0780          7.780
  September 25            7.13            7.23           0.0780          7.200
2002
  October 23              7.28            7.24           0.0700          7.240
  November 27             7.24            7.42           0.0700          7.420
  December 24             7.24            7.26           0.0700          7.260
  January 23              7.63            7.27           0.0650          7.270
  February 19             7.27            7.07           0.0650          7.070
  March 19                7.50            7.13           0.0650          7.130
================================================================================


--------------------------------------------------------------------------------
34                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
36                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
      HIGH INCOME

Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

           [LOGO]

            HIO
           ------
           Listed
           ------
            NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD0802 5/02